SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 26, 2007
EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815
(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 Employment Agreement between the Company and Kimberlee C. Drapkin
EX-10.2 Employment Agreement between the Company and Michael G. Kauffman, M.D., Ph.D.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On March 26 and March 27, 2007, EPIX Pharmaceuticals, Inc. (the “Company”) entered into an employment agreement with Kimberlee C. Drapkin, the Company’s Chief Financial Officer, and Michael G. Kauffman, M.D., Ph.D., the Company’s Chief Executive Officer, respectively. Pursuant to the employment agreements, the Company will employ Dr. Kauffman as Chief Executive Officer and as a member of the Company’s Board of Directors, subject to election by the shareholders, and Ms. Drapkin as Chief Financial Officer, each for a one-year term, with automatic, annual extensions of additional one-year terms. Under the employment agreements, Dr. Kauffman and Ms. Drapkin will receive initial annual base salaries of $386,063 and $250,000, respectively. Dr. Kauffman and Ms. Drapkin (each, an “Executive”) are also eligible for an annual bonus as provided by the Company’s Board of Directors or Compensation Committee, as well as other benefits offered to similarly situated employees. Each employment agreement is intended to supersede the prior employment agreements of the Executives with Predix Pharmaceuticals Holdings, Inc.
     In addition, if the Company terminates the employment of the Executives without cause, or if the Executive terminates his or her employment for good reason (each as defined in the employment agreement), then, subject to the execution of a release of claims, the Executive will be entitled to receive a severance payment equal to twelve months of his or her then-current base salary, continued premium payments toward group health plan benefits for the remainder of the then-current one-year term, and a pro rata portion of his or her bonus as of the end of the last fiscal quarter prior to termination.
     The above summary description of the employment agreements is qualified in its entirety by the full text of the agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this report and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

10.1	Employment Agreement between the Company and Kimberlee C. Drapkin dated March 26, 2007.

10.2	Employment Agreement between the Company and Michael G. Kauffman, M.D., Ph.D. dated March 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
March 29, 2007	By:	/s/ Kim C. Drapkin
Kim C. Drapkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement between the Company and Kimberlee C. Drapkin dated March 26, 2007.

10.2	Employment Agreement between the Company and Michael G. Kauffman, M.D., Ph.D. dated March 27, 2007.